SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 3, 2009
LEVI STRAUSS & CO.

(Exact name of registrant as specified in its charter)

DELAWARE	002-90139	94-0905160

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111

(Address of principal executive offices, including zip code)
(415) 501-6000

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 3, 2009, T. Gary Rogers, the Chairman of the Board of Directors of Levi Strauss & Co. (the “Company”), informed the Board that he is retiring from the Board of Directors, effective immediately. Richard L. Kauffman, a member of the Board of Directors since October 2008, will serve as interim Chairman until a successor is appointed by the Board. Mr. Kauffman is also a member of the Board’s Audit Committee and Chairman of the Board’s Finance Committee, and he will remain in those positions while serving as Chairman of the Board.
A copy of the press release announcing this change in Board composition is attached as Exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Press release, dated December 4, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.
DATE: December 4, 2009	By:	/s/ Heidi L. Manes
		Name:	Heidi L. Manes
		Title:	Vice President and Controller